Aon plc - Worldwide Subsidiaries as of December 31, 2023	Exhibit 21

Name	State/Province	Country
Admiseg S.A.		Argentina
Aon Argentina Corredores de Reaseguros S.A.		Argentina
Aon Risk Services Argentina S.A.		Argentina
Aon Soluciones S.A.		Argentina
Asevasa Argentina S.A.		Argentina
Marinaro Dundas S.A.		Argentina
SN Re S.A.		Argentina
Swire Blanch MSTC II S.A.		Argentina
Swire Blanch MSTC S.A.		Argentina
Affinity Risk Partners (Brokers) Pty Ltd		Australia
Aon Advisory Australia Pty Ltd		Australia
Aon Australia Group Pty Ltd		Australia
Aon Australian Holdco 1 Pty Ltd		Australia
Aon Australian Holdco 2 Pty Ltd		Australia
Aon Australian Holdco 3 Pty Ltd		Australia
Aon Charitable Foundation Pty Ltd		Australia
Aon Consolidated Group Pty Ltd		Australia
Aon Corporation Australia Limited		Australia
Aon Group Pty Ltd		Australia
Aon Hewitt Financial Advice Limited (in liquidation)		Australia
Aon Holdings Australia Pty Ltd		Australia
Aon Product Design & Development Australia Pty Ltd		Australia
Aon Reinsurance Australia Limited		Australia
Aon Risk & Asset Management Pty Ltd		Australia
Aon Risk Services Australia Limited		Australia
Aon Services Pty Ltd		Australia

Name	State/Province	Country
Aon Superannuation Pty Ltd		Australia
Cut-e Australia Pty Ltd		Australia
HIA Insurance Services Pty Ltd		Australia
Hogg Robinson Financial Services Limited		Australia
One Underwriting Pty Ltd		Australia
Aon Austria GmbH		Austria
Aon Holdings Austria GmbH		Austria
One Underwriting Agency GmbH Zweigniederlassung Österreich		Austria
Insurance Company of the Bahamas Limited		Bahamas
J.S. Johnson & Company Limited		Bahamas
Aon Bahrain W.L.L.		Bahrain
Aon Insurance Managers (Barbados) Ltd.		Barbados
Aon Polar (Barbados) Ltd.		Barbados
Aon Belgium B.V.		Belgium
Crion N.V.		Belgium
Probabilitas N.V./S.A.		Belgium
Aon (Bermuda) Ltd.		Bermuda
Aon Bermuda QI Holdings Ltd.		Bermuda
Aon Global Operations Bermuda Limited		Bermuda
Aon Group (Bermuda) Ltd.		Bermuda
Aon Insurance Managers (Bermuda) Ltd.		Bermuda
Aon Polar Bermuda Limited		Bermuda
International Risk Management Group Ltd.		Bermuda
Marilla Investment Management Limited		Bermuda
Marilla Reinsurance Holdings Limited		Bermuda
Marilla Reinsurance Limited		Bermuda
One Underwriting (Bermuda) Ltd.		Bermuda
White Rock Insurance (Americas) Ltd.		Bermuda
White Rock Insurance (SAC) Ltd.		Bermuda

Name	State/Province	Country
Aon Bermuda Holding Company Limited		Bermuda / Singapore
Aon Bolivia S.A. Corredores de Seguros (in liquidation)		Bolivia
Aon Consulting Bolivia S.R.L. (in liquidation)		Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros (in liquidation)		Bolivia
ADM Serviços Ltda.		Brazil
Aon Affinity do Brasil Servicos e Corretora de Seguros Ltda.		Brazil
Aon Brasil Corretora de Resseguros Ltda.		Brazil
Aon Holdings Corretores de Seguros Ltda.		Brazil
Aon Serviços De Saúde Ltda.		Brazil
Associação Instituto Aon		Brazil
7193599 Canada Inc.	Ontario	Canada
Aon Canada Holdings N.S. ULC	Nova Scotia	Canada
Aon Canada Inc.	Ontario	Canada
Aon Direct Group Inc.	Ontario	Canada
Aon Finance Canada 1 Corp.	Ontario	Canada
Aon Finance Canada 2 Corp.	Ontario	Canada
Aon Finance N.S. 1, ULC	Nova Scotia	Canada
Aon Finance N.S. 5, ULC	Nova Scotia	Canada
Aon Finance N.S. 9, ULC	Nova Scotia	Canada
Aon Investments Canada Inc.	Ontario	Canada
Aon Parizeau Inc.	Quebec	Canada
Aon Reed Stenhouse Inc.	Ontario	Canada
Aon Reinsurance Canada ULC	Nova Scotia	Canada
Aon Securities Investment Management Inc.	Ontario	Canada
Aon Solutions 3 Limited	British Columbia	Canada
Aon Solutions Canada Inc.	Nova Scotia	Canada
Aon Solutions Canada, a Partnership	Ontario	Canada
Aon Solutions Corp.	Nova Scotia	Canada
Coles Aon Partnership	British Columbia	Canada

Name	State/Province	Country
Groupe-conseil Aon Inc.	Quebec	Canada
IAO Actuarial Consulting Services Inc.	Ontario	Canada
J. Allan Brown Consultants, Inc.	British Columbia	Canada
K & K Insurance Brokers, Inc. Canada	Ontario	Canada
Linx Underwriting Solutions Inc.	Ontario	Canada
Minet Inc.	Quebec	Canada
Stroz Friedberg Canada Inc.	Ontario	Canada
Townsend (Global Real Estate) GP Ontario Inc.	Ontario	Canada
USLP Underwriting Solutions LP	Alberta	Canada
Aon Insurance Managers (Cayman) Ltd.		Cayman Islands
Aon Risk Solutions (Cayman) Ltd.		Cayman Islands
Aon Chile Corredores de Reaseguros Ltda.		Chile
Aon Risk Services (Chile) Corredores de Seguros Limitada		Chile
Aon Risk Services Holdings (Chile) Ltda.		Chile
Asesorías e Inversiones Benefits SpA		Chile
Benefits Corredores de Seguros SpA		Chile
Inversiones Benfield Chile Ltda.		Chile
Aon Corporation (Beijing Representative Office)		China
Aon Enterprise Solutions (Shanghai) Co., Ltd.		China
Aon-COFCO Insurance Brokers Co., Ltd.		China
Aon Reinsurance Colombia Limitada Corredores de Reaseguros		Colombia
Aon Risk Services Colombia S.A. Corredores de Seguros		Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda.		Colombia
Tecsefin, S.A. en Liquidación		Colombia
Aon Cyprus Insurance Broker Company Limited		Cyprus
Aon Solutions Cyprus Limited		Cyprus
Aon Central and Eastern Europe a.s.		Czech Republic
Crystal Reinsurance s.r.o.		Czech Republic
ADIS A/S		Denmark

Name	State/Province	Country
Aon Assessment Denmark A/S		Denmark
Aon Denmark A/S		Denmark
Aon Consulting Ecuador S.A.		Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros		Ecuador
UADBB Aon Baltic (Estonia Branch)		Estonia
Aon (Fiji) Pte Limited		Fiji
ADIS A/S - Finland branch		Finland
Aon Assessment (Finland) Oy		Finland
Aon Finland Oy		Finland
Aon France		France
Aon Holdings France SNC		France
Aon Services S.à.r.l.		France
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG		Germany
Aon Deutschland Beteiligungs GmbH		Germany
Aon Holding Deutschland GmbH		Germany
Aon Human Capital Solutions GmbH		Germany
Aon Pensions Insurance Broker GmbH		Germany
Aon Risiko- und Unternehmensberatungs GmbH		Germany
Aon Solutions Germany GmbH		Germany
Aon Trust Germany GmbH		Germany
Aon Versicherungsberatungs GmbH		Germany
Aon Versicherungsmakler Deutschland GmbH		Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH		Germany
Karl Köllner GmbH Marine Insurance Brokers		Germany
Karl Köllner GmbH Versicherungsmakler		Germany
One Underwriting Agency GmbH		Germany
PRORÜCK Rückversicherungs-Aktiengesellschaft		Germany
TRIUM GmbH Insurance Broker		Germany
UNIT Versicherungsmakler GmbH		Germany

Name	State/Province	Country
UnitedPensions Deutschland AG		Germany
Aon Insurance Managers Gibraltar Limited		Gibraltar
White Rock Insurance (Gibraltar) PCC Limited		Gibraltar
Aon Greece S.A.		Greece
Aon Solutions Greece S.A.		Greece
Aon Insurance Managers (Guernsey) Limited		Guernsey
Aon Insurance Managers (Holdings) Limited		Guernsey
Aon PMI International Limited		Guernsey
Aon Services (Guernsey) Limited		Guernsey
Lake Erie Real Estate General Partner Limited		Guernsey
Lincolnshire Insurance Company PCC Limited		Guernsey
Lombard Trustee Company Limited		Guernsey
Townsend Lake Constance GP Limited		Guernsey
White Rock Insurance (Guernsey) ICC Limited		Guernsey
White Rock Insurance Company PCC Limited		Guernsey
Aon Holdings Hong Kong Limited		Hong Kong
Aon Hong Kong Limited		Hong Kong
Aon Insurance Management Agencies (HK) Limited		Hong Kong
Aon Reinsurance China Limited		Hong Kong
Aon Securities (Hong Kong) Limited		Hong Kong
Aon Services Hong Kong Limited		Hong Kong
Aon Solutions Hong Kong Limited		Hong Kong
Essar Insurance Services Limited		Hong Kong
Townsend Group Asia Limited		Hong Kong
Aon Hungary Insurance Brokers Risk and Human Consulting LLC		Hungary
Aon Consulting Private Limited		India
Aon India Insurance Brokers Private Limited		India
PT Aon Indonesia		Indonesia
PT Aon Reinsurance Brokers Indonesia		Indonesia

Name	State/Province	Country
Aon Bahrain W.L.L. (Iraq Branch)		Iraq
Aon Assessment (Ireland) Limited		Ireland
Aon Assessment Solutions Europe Limited		Ireland
Aon Broking Technology Limited		Ireland
Aon Commercial Services and Operations Ireland Limited		Ireland
Aon Commercial Services Ireland Limited		Ireland
Aon Insurance Managers (Dublin) Limited		Ireland
Aon Insurance Managers (Shannon) Limited		Ireland
Aon Investment Holdings Ireland Limited		Ireland
Aon Ireland Limited		Ireland
Aon plc		Ireland
Aon Solutions Ireland Limited		Ireland
Aon Treasury Ireland Limited		Ireland
Aon Treasury Management Limited		Ireland
Bacon & Woodrow Partnerships (Ireland) Limited (in liquidation)		Ireland
Becketts (Trustees) Limited		Ireland
Cut-e Assessment Global Holdings Limited		Ireland
Driftbrook Unlimited Company		Ireland
Private Clients Trustees Limited		Ireland
Randolph Finance Unlimited Company		Ireland
The Aon Ireland MasterTrustee DAC		Ireland
Aon (Isle of Man) Limited		Isle of Man
Aon Corporate Services (Isle of Man) Limited		Isle of Man
Aon Holdings (Isle of Man) Limited		Isle of Man
Aon Insurance Managers (Isle of Man) Limited		Isle of Man
Unity Insurance Company (IOM) Limited		Isle of Man
Unity Insurance Company (US) Limited		Isle of Man
White Rock Insurance PCC (Isle of Man) Limited		Isle of Man
Aon Holdings Israel Ltd.		Israel

Name	State/Province	Country
Aon Israel Insurance Brokerage Ltd.		Israel
Aon Reinsurance Israel Ltd.		Israel
Delek Motors Insurance Agency (2003) Ltd.		Israel
I. Beck Insurance Agency (1994) Ltd.		Israel
National Insurance Office Ltd.		Israel
Ronnie Elementary Insurance Agency Ltd.		Israel
Aon Advisory and Solutions S.r.l.		Italy
Aon Assessment Solutions Europe Limited (Italy branch)		Italy
Aon Italia S.r.l.		Italy
Aon Reinsurance Italia S.p.A.		Italy
Aon S.p.A. Insurance & Reinsurance Brokers		Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency		Italy
Gi&Bi S.r.l. Gestione e Brokeraggio delle Assicurazioni		Italy
Global Safe Insurance Broker S.r.l.		Italy
One Underwriting S.r.l.		Italy
Aon Group Japan Ltd.		Japan
Aon Holdings Japan Ltd.		Japan
Aon Japan Ltd.		Japan
Aon Solutions Japan Ltd.		Japan
PayPay Insurance Service Corporation		Japan
Aon Consulting Kazakhstan LLP		Kazakhstan
Insurance Broker Aon Kazakhstan LLP		Kazakhstan
Aon Hewitt Consulting Korea Inc.		Korea
Aon Korea Inc.		Korea
UADBB Aon Baltic (Latvia Branch)		Latvia
Aon Insurance Managers (Liechtenstein) AG		Liechtenstein
One Underwriting UAB		Lithuania
UADBB Aon Baltic		Lithuania
Aon Belgium B.V. (Luxembourg Branch)		Luxembourg

Name	State/Province	Country
Aon Global Operations Holdings S.à r.l.		Luxembourg
Aon Global Operations Luxembourg S.à r.l.		Luxembourg
Aon Global Operations SE		Luxembourg
Aon Global Risk Consulting Luxembourg S.à r.l.		Luxembourg
Aon Holdings Luxembourg S.à r.l.		Luxembourg
Aon Insurance Managers (Luxembourg) S.A.		Luxembourg
Aon Neudorf Finance S.à r.l.		Luxembourg
Aon Randolph Luxembourg S.à r.l.		Luxembourg
Aon Re Canada Holdings S.à r.l.		Luxembourg
TG Voltesso GP S.à r.l.		Luxembourg
Aon Hong Kong Limited (Macau Branch)		Macau
Aon Insurance Brokers (Malaysia) Sdn. Bhd.		Malaysia
Aon Malaysia Sdn. Bhd.		Malaysia
Aon Reinsurance Malaysia Limited		Malaysia
Aon Insurance Managers (Malta) PCC Limited		Malta
Aon Malta Affinity Services Limited		Malta
Aon Services (Malta) Limited		Malta
White Rock Insurance (Europe) PCC Limited		Malta
White Rock Insurance (Netherlands) PCC Limited		Malta
Aon Mauritius Holdings		Mauritius
Aon Solutions Ltd.		Mauritius
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
Aon Affinity Mexico, S.A. de C.V.		Mexico
Aon Life, Agente de Seguros, S.A. de C.V.		Mexico
Aon Mexico Business Support, SA de CV		Mexico
Aon Mexico Holdings, S. de R.L. de C.V.		Mexico
Aon México Intermediario de Reaseguro, S.A. de C.V.		Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
E.R.N. Evaluacion de Riesgos Naturales y Antropogenicos, S.A. de C.V.		Mexico

Name	State/Province	Country
Hewitt Associates, S.C.		Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.		Mexico
Aon Acore S.a.r.l.		Morocco
Casablanca Intermediation Company S.a.r.l.		Morocco
Alexander & Alexander Holding B.V.		Netherlands
Aon 4 B.V.		Netherlands
Aon 5 B.V.		Netherlands
Aon 6 B.V.		Netherlands
Aon Americas Holdings B.V.		Netherlands
Aon APAC Holdings B.V.		Netherlands
Aon Cash Management B.V.		Netherlands
Aon Delta Netherlands B.V.		Netherlands
Aon Global Risk Consulting B.V.		Netherlands
Aon Groep Nederland B.V.		Netherlands
Aon Group Holdings International 1 B.V.		Netherlands
Aon Group Holdings International 2 B.V.		Netherlands
Aon Group International B.V.		Netherlands
Aon Holdings B.V.		Netherlands
Aon Holdings International B.V.		Netherlands
Aon Holdings Mid Europe B.V.		Netherlands
Aon International B.V.		Netherlands
Aon Investments Netherlands B.V.		Netherlands
Aon LATAM Holdings N.V.		Netherlands
Aon Meeùs Assurantiën B.V.		Netherlands
Aon Nederland C.V.		Netherlands
Aon Netherlands Operations B.V.		Netherlands
Aon Real Estate B.V.		Netherlands
Aon Risk Services EMEA B.V.		Netherlands
Aon Trust Services B.V.		Netherlands

Name	State/Province	Country
Bekouw Mendes C.V.		Netherlands
Celinvest Amsterdam B.V.		Netherlands
One Underwriting B.V.		Netherlands
Aon Holdings New Zealand		New Zealand
Aon New Zealand		New Zealand
Aon New Zealand Group		New Zealand
Aon Product Design and Development New Zealand Limited		New Zealand
Aon Reinsurance New Zealand Limited		New Zealand
Aon Assessment (Norway) AS		Norway
Aon Norway AS		Norway
Cut-e Nordic AS under liquidation		Norway
Aon Majan LLC		Oman
Aon Risk Services (PNG) Limited		Papua New Guinea
Aon Solutions (PNG) Limited		Papua New Guinea
Aon Superannuation (PNG) Limited		Papua New Guinea
Aon Peru Corredores de Reaseguros S.A.		Peru
Aon Peru Corredores de Seguros S.A.		Peru
Aon Soluciones S.A.C.		Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.		Philippines
Aon Polska Services Sp. z o.o.		Poland
Aon Polska Sp. z o.o.		Poland
Aon Sp. z o.o.		Poland
Aon Portugal - Consultores, Unipessoal, Lda.		Portugal
Aon Portugal, S.A.		Portugal
Aon Reinsurance S.A.		Portugal
Aon Reinsurance Puerto Rico, Inc.		Puerto Rico
Aon Risk Solutions of Puerto Rico, Inc.		Puerto Rico
Hewitt Insurance, Inc.		Puerto Rico
Aon Qatar LLC		Qatar

Name	State/Province	Country
Aon Consulting Romania SRL		Romania
Aon Romania Broker de Asigurare - Reasigurare SRL		Romania
Aon Rus Insurance Brokers LLC		Russia
Aon Rus LLC		Russia
Aon Arabia for Trade Services Ltd.		Saudi Arabia
Aon Arabia Insurance Brokers LLC		Saudi Arabia
Aon Reinsurance Solutions Saudi Arabia LLC		Saudi Arabia
Alexander & Alexander (Asia) Holdings Pte Ltd		Singapore
Aon Global Operations SE (Singapore Branch)		Singapore
Aon Insurance Agencies Pte Ltd		Singapore
Aon Insurance Managers (Singapore) Pte Ltd		Singapore
Aon Polar Singapore 2 Pte. Ltd.		Singapore
Aon Polar Singapore 3 Pte. Ltd.		Singapore
Aon Polar Singapore Pte. Ltd.		Singapore
Aon Randolph Singapore 3 Pte. Ltd.		Singapore
Aon Reinsurance Solutions Asia Pte. Ltd.		Singapore
Aon Singapore (Broking Centre) Pte. Ltd.		Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte Ltd		Singapore
Aon Singapore Pte. Ltd.		Singapore
Aon Solutions Singapore Pte. Ltd.		Singapore
Stenhouse (South East Asia) Private Limited		Singapore
Aon Bratislava s.r.o.		Slovak Republic
Aon Central and Eastern Europe A.S. (Slovakia branch)		Slovak Republic
Aon Consulting South Africa (Pty) Ltd		South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd		South Africa
Aon Limpopo (Pty) Ltd		South Africa
Aon Re Africa (Pty) Ltd		South Africa
Aon South Africa (Pty) Ltd		South Africa
Newshelf 1151 (RF) (Pty) Ltd		South Africa

Name	State/Province	Country
TM Insurance Brokers (Pty) Ltd (in process of deregistration)		South Africa
Aon Consulting Services SA		Spain
Aon Iberia Correduria de Seguros y Reaseguros, S.A.U.		Spain
Aon Marketing Directo, S.A.U.		Spain
Aon Reinsurance Iberia Correduria de Reaseguros, S.A.U.		Spain
Aon Southern Europe y Cia, S.L.		Spain
CoverWallet Innovations, S.L.U.		Spain
Fundación Aon España		Spain
Grupo Innovac Sociedad Correduría de Seguros, S.A.		Spain
Inspiring Benefits, S.L.		Spain
One Underwriting Agencia de Suscripsión, S.L.U.		Spain
Aon Assessment (Sweden) AB		Sweden
Aon Global Risk Consulting AB		Sweden
Aon Solutions Sweden AB		Sweden
Aon Sweden AB		Sweden
Aon Insurance Managers (Switzerland) AG		Switzerland
Aon Reinsurance Italia S.p.A., Milano, Succursale di Maroggia (Switzerland Branch)		Switzerland
Aon Schweiz AG		Switzerland
Aon Underwriting (Schweiz) AG		Switzerland
Assimedia SA		Switzerland
Aon Management Consulting Taiwan Ltd.		Taiwan
Aon Taiwan Ltd.		Taiwan
Aon (Thailand) Limited		Thailand
Aon Consulting (Thailand) Limited		Thailand
Aon Group (Thailand) Limited		Thailand
Aon Re (Thailand) Limited		Thailand
Aon Risk Services (Thailand) Limited		Thailand
Aon Solutions (Thailand) Limited		Thailand
Aon Energy Caribbean Limited		Trinidad and Tobago

Name	State/Province	Country
Aon Sigorta ve Reasurans Brokerligi ve A.S.		Turkey
Aon Solutions Turkey Danismanlik A.S.		Turkey
J.S. Johnson & Company (Turks & Caicos) Limited		Turks and Caicos
Aon Finland Oy (Rep. office) (Ukraine Branch)		Ukraine
Aon Ukraine LLC		Ukraine
Aon (DIFC) Gulf Limited		United Arab Emirates
Aon Holdings Middle East Ltd		United Arab Emirates
Aon Management Services (Middle East) Limited		United Arab Emirates
Aon Middle East Co LLC		United Arab Emirates
Aon Middle East Consulting LLC		United Arab Emirates
Aon Neudorf Finance S.a.r.l. (Dubai branch)		United Arab Emirates
Aon Reinsurance Solutions MENA Limited		United Arab Emirates
Aon Retirement Solutions Limited		United Arab Emirates
Aon Solutions Middle East Limited		United Arab Emirates
Aon Solutions Middle East Limited (Abu Dhabi branch)		United Arab Emirates
Cut-e Consult DMCC		United Arab Emirates
McLagan Partners, Inc. (Dubai Branch)		United Arab Emirates
Stroz Friedberg Risk Management Limited		United Arab Emirates
Acumen Credit Insurance Brokers Limited (in liquidation)		United Kingdom
Aon ANZ Holdings Limited		United Kingdom
Aon Assessment (UK) Limited		United Kingdom
Aon Belgium B.V. (UK Branch)		United Kingdom
Aon Consulting Financial Services Limited		United Kingdom
Aon Consulting Limited		United Kingdom
Aon Cyber Solutions Limited		United Kingdom
Aon DC Trustee Limited		United Kingdom
Aon Delta UK Limited (in liquidation)		United Kingdom
Aon Finance UK 1 Limited		United Kingdom
Aon Finance UK 2 Limited		United Kingdom

Name	State/Province	Country
Aon Finance UK 3 Limited		United Kingdom
Aon Finance UK 4 Limited		United Kingdom
Aon Finance UK 5 Limited		United Kingdom
Aon Global Holdings 1 Limited (in liquidation)		United Kingdom
Aon Global Holdings 2 Limited (in liquidation)		United Kingdom
Aon Global Holdings Intermediaries Limited		United Kingdom
Aon Global Holdings plc		United Kingdom
Aon Global Limited		United Kingdom
Aon Holdings Limited		United Kingdom
Aon Investments Limited		United Kingdom
Aon Minet Pension Trustees Limited		United Kingdom
Aon Overseas Holdings Limited		United Kingdom
Aon Pension Trustees Limited		United Kingdom
Aon Polar UK 1 Limited		United Kingdom
Aon Polar UK 2 Limited		United Kingdom
Aon Randolph UK Limited		United Kingdom
Aon Risk Services (NI) Limited (in liquidation)		United Kingdom
Aon Russell Limited		United Kingdom
Aon Securities Limited		United Kingdom
Aon Solutions UK Limited		United Kingdom
Aon Southern Europe UK Limited (in liquidation)		United Kingdom
Aon Trust Corporation Limited		United Kingdom
Aon UK Group Limited		United Kingdom
Aon UK Holdings Intermediaries Limited		United Kingdom
Aon UK Holdings Limited		United Kingdom
Aon UK Limited		United Kingdom
Aon UK Trustees Limited		United Kingdom
Aon US & International Holdings Limited		United Kingdom
Bacon & Woodrow Partnerships Limited		United Kingdom

Name	State/Province	Country
Beaubien Finance Limited (in Liquidation)		United Kingdom
Beaubien UK Finance Limited		United Kingdom
Benton Finance Limited (in liquidation)		United Kingdom
Contractsure Limited (in liquidation)		United Kingdom
CoSec 2000 Limited		United Kingdom
Doveland Services Limited (in liquidation)		United Kingdom
E.W. Blanch Holdings Limited (in liquidation)		United Kingdom
Henderson Insurance Brokers Limited		United Kingdom
International Space Brokers Europe Limited (in liquidation)		United Kingdom
International Space Brokers Limited (in liquidation)		United Kingdom
McLagan (Aon) Limited		United Kingdom
McLagan Partners, Inc. (UK Branch)		United Kingdom
Minet Group		United Kingdom
One Underwriting B.V. (UK branch)		United Kingdom
Portus Consulting Limited (in liquidation)		United Kingdom
SLE Worldwide Limited		United Kingdom
Stroz Friedberg Limited		United Kingdom
The Aon MasterTrustee Limited		United Kingdom
Townsend Group Europe Limited		United Kingdom
Aon Latin America S.A.		Uruguay
Marinaro Dundas SA		Uruguay
NGS (Uruguay) S.A.		Uruguay
Access Plans USA, Inc.	Oklahoma	USA
Affinity Insurance Services, Inc.	Pennsylvania	USA
AIS Affinity Insurance Agency, Inc.	California	USA
AIS Insurance Agency, Inc.	Washington	USA
Alexander Reinsurance Intermediaries, Inc.	New York	USA
Allen Insurance Associates, Inc.	California	USA
Alliance HealthCard of Florida, Inc.	Georgia	USA

Name	State/Province	Country
Alliance HealthCard, Inc.	Georgia	USA
American Insurance Services Corp.	Texas	USA
AMXH, LLC	Delaware	USA
Aon Advantage Funds Holding Corporation	Delaware	USA
Aon Advantage Funds LLC	Delaware	USA
Aon Benefit Solutions Inc.	Oklahoma	USA
Aon Chile Holdings, LLC	Delaware	USA
Aon Consulting & Insurance Services	California	USA
Aon Consulting, Inc.	New Jersey	USA
Aon Consulting, Inc.	New York	USA
Aon Corporation	Delaware	USA
Aon Edge Insurance Agency, Inc.	Florida	USA
Aon Fac, Inc.	Illinois	USA
Aon Finance US 1, LLC	Delaware	USA
Aon Finance US 2, LLC	Delaware	USA
Aon Financial & Insurance Solutions, Inc.	California	USA
Aon Foundation	Illinois	USA
Aon Group, Inc.	Maryland	USA
Aon Insurance Agency LLC	Delaware	USA
Aon Insurance Managers (USA) Inc.	Vermont	USA
Aon Investments Holdco LLC	Delaware	USA
Aon Investments USA Inc.	Illinois	USA
Aon IP Advantage Fund GP LLC	Delaware	USA
Aon KHF Fund GP LLC	Delaware	USA
Aon Life Agency of Texas, Inc.	Texas	USA
Aon M&G IP Credit Fund GP LLC	Delaware	USA
Aon Mexico Holdings, LLC	Delaware	USA
Aon North America, Inc.	Delaware	USA
Aon Premium Finance, LLC	Delaware	USA

Name	State/Province	Country
Aon Private Credit Opportunities GP LLC	Delaware	USA
Aon Private Risk Management Insurance Agency, Inc.	Illinois	USA
Aon Property Risk Consulting, Inc.	New York	USA
Aon Re, Inc.	Illinois	USA
Aon Realty Services, Inc.	Pennsylvania	USA
Aon Reinsurance Holdings, Inc.	Delaware	USA
Aon Retirement Plan Advisors, LLC	Delaware	USA
Aon Risk Consultants, Inc.	Illinois	USA
Aon Risk Insurance Services West, Inc.	California	USA
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware	USA
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois	USA
Aon Risk Services Central, Inc.	Illinois	USA
Aon Risk Services Companies, Inc.	Maryland	USA
Aon Risk Services Northeast, Inc.	New York	USA
Aon Risk Services South, Inc.	North Carolina	USA
Aon Risk Services Southwest, Inc.	Texas	USA
Aon Risk Services, Inc. of Florida	Florida	USA
Aon Risk Services, Inc. of Hawaii	Hawaii	USA
Aon Risk Services, Inc. of Maryland	Maryland	USA
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia	USA
Aon Securities LLC	Delaware	USA
Aon Service Corporation	Illinois	USA
Aon Services Group, Inc.	Delaware	USA
Aon Solutions US, LLC	Delaware	USA
Aon TC Holdings, Inc.	New Jersey	USA
Aon Trust Company LLC	Illinois	USA
Aon Underwriting Managers, Inc.	Delaware	USA
Aon US Holdings 2, Inc.	Delaware	USA
Aon US Holdings, Inc.	Delaware	USA

Name	State/Province	Country
Aon Ward Financial Corporation	Ohio	USA
Aon/Albert G. Ruben Insurance Services, Inc.	California	USA
ARM International Corp.	New York	USA
ARM International Insurance Agency Corp.	Ohio	USA
ARMRISK CORP.	New Jersey	USA
AS Holdings, Inc.	Delaware	USA
ASPN Insurance Agency, LLC	Delaware	USA
Association of Rural and Small Town Americans	Missouri	USA
Assurance Licensing Services, Inc.	Illinois	USA
B E P International Corp.	New Jersey	USA
Benefit Marketing Solutions, L.L.C.	Oklahoma	USA
Blanch Americas, Inc.	Delaware	USA
BMS Insurance Agency, L.L.C.	Oklahoma	USA
Bowes & Company, Inc., of New York	New York	USA
Cammack Health LLC	New York	USA
Cananwill Corporation	Delaware	USA
Cananwill, Inc.	California	USA
Cananwill, Inc.	Pennsylvania	USA
CEREP III Secondary Manager, LLC	Delaware	USA
CFSSG Real Estate Partners I, LLC	Delaware	USA
CFSSG Real Estate Partners II, LLC	Delaware	USA
CIF-H GP LLC	Delaware	USA
Citadel Insurance Managers, Inc.	California	USA
Coalition for Benefits Equality and Choice	California	USA
CoverWallet Science, Inc.	Delaware	USA
CoverWallet, Inc.	Delaware	USA
Crescent Meadow, LLC	Delaware	USA
Custom Benefit Programs, Inc.	New Jersey	USA
cut-e USA Inc.	New York	USA

Name	State/Province	Country
E.W. Blanch International, Inc.	Delaware	USA
East Sea GP, LLC	Delaware	USA
Elysium Digital, L.L.C.	Delaware	USA
Farmington Administrative Services, LLC	Connecticut	USA
Financial & Professional Risk Solutions, Inc.	Illinois	USA
Futurity Group, Inc.	Nevada	USA
Gotham Digital Science, LLC	Delaware	USA
GPE IV Korea Feeder General Partner, LLC	Delaware	USA
GTCR/AAM Blocker Corp.	Delaware	USA
HCI Townsend USA Fund Managers LLC	Delaware	USA
Healthy Paws Pet Insurance LLC	Washington	USA
Huntington T. Block Insurance Agency, Inc.	District of Columbia	USA
Impact Forecasting, L.L.C.	Illinois	USA
INPOINT, INC.	Illinois	USA
International Risk Management (Americas), Inc.	Ohio	USA
International Space Brokers, Inc.	Virginia	USA
IRM/GRC Holding Inc.	Delaware	USA
JDPT Manager, LLC	Delaware	USA
Johnson Rooney Welch, Inc.	California	USA
K & K Insurance Group, Inc.	Indiana	USA
KKT GP, LLC	Delaware	USA
KVT GP, LLC	Delaware	USA
Lake Tahoe II GP, LLC	Delaware	USA
Lake Tahoe III GP, LLC	Delaware	USA
Lake Tahoe IV GP, LLC	Delaware	USA
McLagan Partners Asia, Inc.	Delaware	USA
McLagan Partners, Inc.	Delaware	USA
Membership Leasing Trust	Delaware	USA
Modern Survey, Inc.	Minnesota	USA

Name	State/Province	Country
Muirfield Underwriters, Ltd.	Delaware	USA
NJM Fund GP, LLC	Delaware	USA
Paragon Strategic Solutions Inc.	Delaware	USA
PathWise Solutions Group LLC	Delaware	USA
Penn Square II, LLC	Delaware	USA
Penn Square Manager II, LLC	Delaware	USA
Premier Auto Finance, Inc.	Delaware	USA
Private Equity Partnership Structures I, LLC	Delaware	USA
Protective Marketing Enterprises, Inc.	Tennessee	USA
Randolph Acquisition Corp.	Delaware	USA
Randolph Merger Sub LLC	Delaware	USA
SA Special Situations General Partner, LLC	Delaware	USA
Scritch Inc.	Texas	USA
Specialty Benefits, Inc.	Indiana	USA
Stroz Friedberg Inc.	Delaware	USA
Stroz Friedberg Investigations LLC	Delaware	USA
Stroz Friedberg, LLC	New York	USA
The Key West Saxon Group, LLC	Florida	USA
The Townsend Group, LLC	Ohio	USA
Townsend Alpha Manager I, LLC	Delaware	USA
Townsend Alpha Manager II, LLC	Delaware	USA
Townsend Alpha Manager III, LLC	Delaware	USA
Townsend Great Lakes and Plains GP, LLC	Delaware	USA
Townsend Holdings LLC	Delaware	USA
Townsend Opportunity Zone Fund GP, LLC	Delaware	USA
Townsend REF GP, LLC	Delaware	USA
Townsend Strategic Ventures GP, LLC	Delaware	USA
TownSquare Alpha Manager I-A, LLC	Delaware	USA
TTG Core Plus Investments, LLC	Delaware	USA

Name	State/Province	Country
TTG FRELD General Partner, LLC	Delaware	USA
TTG German Investments I, LLC	Ohio	USA
TTG Manager, LLC	Delaware	USA
Underwriters Marine Services, Inc.	Louisiana	USA
Unity Risk Solutions, LLC	Vermont	USA
Ward Financial Group, Inc.	Ohio	USA
West Lake General Partner, LLC	Delaware	USA
West Lake II GP, LLC	Delaware	USA
White Rock (District of Columbia) PCC Ltd.	District of Columbia	USA
White Rock USA Ltd.	Vermont	USA
Worldwide Integrated Services Company	Texas	USA
Wrapid Specialty, Inc.	California	USA
WT Government Services, LLC	Delaware	USA
WT Technologies, LLC	Delaware	USA
Administradora Aon, C.A.		Venezuela
Aon Group Venezuela, Corretaje de Reaseguros, C.A.		Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros C.A.		Venezuela
Aon Vietnam Limited		Vietnam